UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

PARTS ID, INC.

(Exact name of registrant as specified in its charter)

delaware	001-38296	81-3674868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Corporate Drive, Suite C Cranbury, New Jersey 08512
(Address of principal executive offices, including zip code)

609-642-4700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ID	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 8, 2021, PARTS iD, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders and the Company’s stockholders voted on the following matters:

Election of Directors

The following nominees were elected to serve as Class I directors for a one-year term expiring at the 2022 Annual Meeting of Stockholders and until his or her successor is elected and qualified, or his or her earlier death, resignation or removal. The number of votes cast for and withheld from each nominee and the number of broker non-votes with respect to each nominee were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Darryl T. F. McCall	17,064,604	6,053,047	1,274,128
Rahul Petkar	17,128,660	5,988,991	1,274,128
Ann M. Schwister	17,130,686	5,986,965	1,274,128

The following nominees were elected to serve as Class II directors for a two-year term expiring at the 2023 Annual Meeting of Stockholders and until his successor is elected and qualified, or his earlier death, resignation or removal. The number of votes cast for and withheld from each nominee and the number of broker non-votes with respect to each nominee were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Aditya Jha	16,837,984	6,279,667	1,274,128
Prashant Pathak	17,129,130	5,988,521	1,274,128
Edwin J. Rigaud	17,128,024	5,989,627	1,274,128
Richard White	16,407,424	6,710,227	1,274,128

Ratification of the Appointment of WithumSmith+Brown, PC as the Company’s Independent Registered Public Accounting Firm for 2021

The Company’s stockholders ratified the appointment by the Audit Committee of the Company’s Board of Directors of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2021 by voting as follows:

For	Against	Abstain	Broker Non-Votes
23,368,494	1,020,855	2,430	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2021

PARTS ID, INC.

By:	/s/ Antonino Ciappina
	Name:	Antonino Ciappina
	Title:	Chief Executive Officer

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